Exhibit 10.5.4

INCREMENTAL

TERM LOAN COMMITMENT AGREEMENT

MERRILL LYNCH CAPITAL CORPORATION

CIT LENDING SERVICES CORPORATION

GENERAL ELECTRIC CAPITAL CORPORATION

January 28, 2008

PAETEC Holding Corp.

One PAETEC Plaza

600 WillowBrook Office Park

Fairport, New York 14450

Fax: (585) 340-2563

Attention: Chief Financial Officer

Re: Incremental Term Loan Commitment

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of February 28, 2007 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among PAETEC Holding Corp. (the “Borrower” or “you”), the lenders from time to time party thereto (the “Lenders”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, CIT Lending Services Corporation, as Documentation Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender (each, an “Incremental Term Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its “Incremental Term Loan Commitment”). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Sections 2.01(b) and 2.14 thereof.

Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this

Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental Term Loan Lender and the Borrower acknowledge and agree that, with respect to the Incremental Term Loan Commitment provided by such Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Lender on the effective date of this Agreement.

Furthermore, each of the parties to this Agreement hereby agrees to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Agreement.

Each Incremental Term Loan Lender, to the extent that it is not already a Lender under the Credit Agreement, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (vi) in the case of each such Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 5.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents.

The Borrower acknowledges and agrees that all Obligations with respect to Incremental Term Loans made pursuant to an Incremental Term Loan Commitment shall be secured pursuant to each Security Document in accordance with the terms and provisions thereof. Each Credit Party acknowledges and agrees that all Obligations with respect to Incremental Term Loans made pursuant to an Incremental Term Loan Commitment shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof.

The effective date of this Agreement shall be the date on which (i) the parties hereto have executed a counterpart of this Agreement and delivered same to the Administrative

Agent at the Notice Office, (ii) all fees required to be paid in connection herewith have been paid and (iii) all other conditions set forth in Section 2.14 of the Credit Agreement with respect to the provision of the Incremental Term Loan Commitments have been satisfied. It is understood and agreed that all applicable conditions set forth in Section 7 of the Credit Agreement also shall be required to be satisfied with respect to the incurrence of Incremental Term Loans contemplated hereby.

Attached hereto as Annex II is an officer’s certificate required to be delivered to the Administrative Agent certifying that the conditions set forth in Sections 2.14(a)(y) and (z) of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).

Attached hereto as Annex III are opinions of Hogan and Hartson LLP, and Moore and Van Allen PLLC, counsel to the respective Credit Parties, delivered as required pursuant to Section 2.14(b)(ii)(x) of the Credit Agreement.

Attached hereto as Annex IV is a solvency certificate from the Chief Financial Officer of the Borrower, substantially in the form of Exhibit J to the Credit Agreement (with appropriate modifications that are reasonably acceptable to the Administrative Agent to reflect the Incremental Term Loans and any related transactions to occur on the Incremental Term Loan Borrowing Date), required to be delivered pursuant to Section 2.14(b)(ii)(y) of the Credit Agreement.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on January 28, 2008. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

*        *        *

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Very truly yours,

MERRILL LYNCH CAPITAL CORPORATION

By:	Illegible
Name:
Title:

CIT LENDING SERVICES CORPORATION

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Karl Kieffer
Name:	Karl Kieffer
Title:	As Duly Authorized Signatory

Agreed and Accepted

this 28th day of January, 2008:

PAETEC HOLDING CORP.,
as the Borrower

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

One PAETEC Plaza	PAETEC CORP.
600 WillowBrook Office Park	PAETEC COMMUNICATIONS, INC.
Fairport, New York 14450	PAETEC INTEGRATED SOLUTIONS GROUP, INC.
Fax: (585) 340-2563	PAETEC COMMUNICATIONS OF VIRGINIA, INC.
Attn: Keith Wilson (Tel: (585) 340-2970)	PAETEC SOFTWARE CORP.
Charles Sieving (Tel: (585) 340-2630)

	By:	/s/ Keith M. Wilson
	Name:	Keith M. Wilson
	Title:	Executive Vice President and Chief Financial Officer

One PAETEC Plaza	US LEC COMMUNICATIONS INC.
600 WillowBrook Office Park	US LEC OF ALABAMA LLC
Fairport, New York 14450	US LEC OF FLORIDA LLC
Fax: (585) 340-2563	US LEC OF GEORGIA LLC
Attn: Keith Wilson (Tel: (585) 340-2970)	US LEC OF MARYLAND LLC
Charles Sieving (Tel: (585) 340-2630)	US LEC OF NEW YORK INC.
US LEC OF NORTH CAROLINA INC.
US LEC OF PENNSYLVANIA INC.
US LEC OF SOUTH CAROLINA INC.
US LEC OF TENNESSEE INC.
US LEC OF VIRGINIA L.L.C.
PAETEC iTEL, L.L.C.

	By:	/s/ Keith M. Wilson
	Name:	Keith M. Wilson
	Title:	Vice President and Chief Financial Officer

One PAETEC Plaza	US LEC CORP.
600 WillowBrook Office Park
Fairport, New York 14450	By:	/s/ Keith M. Wilson
Fax: (585) 340-2563	Name:	Keith M. Wilson
Attn: Keith Wilson (Tel: (585) 340-2970)	Title:	Executive Vice President and
Charles Sieving (Tel: (585) 340-2630)		Chief Financial Officer

One PAETEC Plaza	PS ACQUISITION CORP.
600 WillowBrook Office Park
Fairport, New York 14450	By:	/s/ Keith M. Wilson
Fax: (585) 340-2563	Name:	Keith M. Wilson
Attn: Keith Wilson (Tel: (585) 340-2970)	Title:	Vice President and Treasurer
Charles Sieving (Tel: (585) 340-2630)

One PAETEC Plaza	ALLWORX CORP.
600 WillowBrook Office Park
Fairport, New York 14450	By:	/s/ Keith M. Wilson
Fax: (585) 340-2563	Name:	Keith M. Wilson
Attn: Keith Wilson (Tel: (585) 340-2970)	Title:	Vice President and Treasurer
Charles Sieving (Tel: (585) 340-2630)

One PAETEC Plaza	MPX, INC.
600 WillowBrook Office Park
Fairport, New York 14450	By:	/s/ Keith M. Wilson
Fax: (585) 340-2563	Name:	Keith M. Wilson
Attn: Keith Wilson (Tel: (585) 340-2970)	Title:	Vice President and Treasurer
Charles Sieving (Tel: (585) 340-2630)

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Director